SB Adjustable Rate Income Fund


Sub-Item 77E

Registrant incorporates by reference Registrant's Form 497/definitive materials dated SEPTEMBER 22, 2005 filed on SEPTEMBER 22, 2005.
(Accession No. 0001193125-05-189466)